UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 21, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Corporate Presentation

The investor presentation about Genprex, Inc. (“Genprex” or the “Company”) that is furnished as Exhibit 99.1 to this Current Report on Form 8-K may be presented at meetings with investors, analysts, and others, in whole or in part and possibly with modifications, from time to time on or after April 21, 2026.  A copy of the investor presentation slides, substantially in the form expected to be used in such presentations and meetings, will be available on the Company’s website, www.genprex.com.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On April 21, 2026, Genprex issued a press release announcing it has entered into a new Sponsored Research Agreement (“SRA”) with The University of Texas MD Anderson Cancer Center (“UT MD Anderson”) to study biomarkers that may predict patient response to Reqorsa® Gene Therapy (quaratusugene ozeplasmid), the Company’s lead drug candidate that is in development for the treatment of non-small cell lung cancer (“NSCLC”) and small cell lung cancer (“SCLC”).  Shortly after it was founded, Genprex entered its first SRA with UT MD Anderson in 2010, and the two parties have completed several subsequent SRAs. These efforts demonstrate Genprex’s commitment to innovative cancer treatments and improving outcomes for patients through the continued research and development of its oncology pipeline.

In preclinical studies, research collaborators have identified TROP2 and PTEN as two potential biomarkers that may increase the likelihood of patient response to REQORSA. TROP2 (trophoblast cell-surface antigen 2) is a transmembrane glycoprotein that functions as a cell surface receptor. TROP2 overexpression in adult tissues is a hallmark of many solid tumors, making it a major target for modern cancer therapies. PTEN (phosphatase and tensin homolog) is a tumor suppressor gene that serves as a multi-functional cancer biomarker for risk assessment, diagnosis and treatment planning in a number of cancers. The press release further noted that research with TROP2 and PTEN may provide insights that could refine Genprex’s patient selection strategies for its Acclaim-1 and Acclaim-3 clinical trials and optimize clinical outcomes.

Acclaim-1 is a Phase 1/2 clinical trial that uses a combination of REQORSA and AstraZeneca’s Tagrisso® (osimertinib) in patients with late-stage NSCLC that has activating epidermal growth factor receptor mutations and progression on treatment with Tagrisso or Tagrisso-containing regimens. Genprex is currently enrolling and treating patients in the Phase 2a expansion portion of the Acclaim-1 clinical trial following the successful completion of the Phase 1 dose escalation portion of the study. The Phase 1 portion showed REQORSA was generally well tolerated with no dose limiting toxicities (“DLTs”) despite doubling the starting dose. Importantly, the results showed early signs of efficacy with some patients experiencing prolonged progression free survival (“PFS”) and one patient having a partial response. There were three patients out of the twelve originally enrolled in the Phase 1 dose escalation portion of the study who had prolonged PFS. One patient attained a partial remission after the second course of REQORSA and Tagrisso and has maintained this response through 60 courses of treatment (approximately 42 months), and this patient continues to receive REQORSA and Tagrisso treatment to date.

Acclaim-3 is a Phase 1/2 clinical trial that uses a combination of REQORSA and Genentech, Inc.’s Tecentriq® (atezolizumab) as maintenance therapy for patients with extensive stage SCLC who did not develop tumor progression after receiving Tecentriq and chemotherapy as initial standard treatment. Patients are treated with REQORSA and Tecentriq until disease progression or unacceptable toxicity is experienced. Genprex is currently enrolling and treating patients in the Phase 2 expansion portion of the Acclaim-3 clinical trial following the successful completion of the Phase 1 dose escalation portion of the study, which showed no DLTs. One patient in the Phase 1 portion of the study achieved an unconfirmed partial remission after 24 cycles of therapy and continues to receive study treatment in the trial after more than 18 months.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2025.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes, including through research of potential biomarkers that may increase the likelihood of patient response to REQORSA; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; Genprex’s intellectual property and licenses; and Genprex’s current expectations, estimates, forecasts and projections about the industry and markets in which it operates.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: April 21, 2026	By:	/s/ Ryan Confer
Ryan Confer
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)